UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2021

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
The Hartford Financial Services Group, Inc.
One Hartford Plaza, Hartford, Connecticut 06155
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (860) 547-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HIG	The New York Stock Exchange
6.10% Notes due October 1, 2041	HIG 41	The New York Stock Exchange
7.875% Fixed-to-Floating Rate Junior Subordinated Debentures due 2042	HGH	The New York Stock Exchange
Depositary Shares, Each Representing a 1/1,00th Interest in a Share of 6.000% Non-Cumulative Preferred Stock, Series G, par value $0.01 per share	HIG PR G	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

The Hartford Financial Services Group, Inc. (the “Company”) held its annual meeting of shareholders on May 19, 2021. Shareholders voted as follows on the matters presented for a vote:

1.The nominees for election to the Company’s Board of Directors were elected to hold office until the 2022 annual meeting of shareholders and until their successors are duly elected and qualified, based upon the following votes:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
ROBERT ALLARDICE, III	288,830,374	11,864,104	335,585	25,417,937
LARRY DE SHON	298,237,852	2,453,781	338,430	25,417,937
CARLOS DOMINGUEZ	297,649,620	3,083,609	296,834	25,417,937
TREVOR FETTER	290,128,601	10,582,335	319,127	25,417,937
DONNA JAMES	299,556,773	1,182,530	290,760	25,417,937
KATHRYN MIKELLS	293,600,644	7,130,768	298,651	25,417,937
MICHAEL MORRIS	283,882,400	16,822,122	325,541	25,417,937
TERESA ROSEBOROUGH	297,694,484	3,051,632	283,947	25,417,937
VIRGINIA RUESTERHOLZ	296,789,768	3,941,077	299,218	25,417,937
CHRISTOPHER SWIFT	278,350,745	21,405,369	1,273,949	25,417,937
MATTHEW WINTER	299,394,108	1,305,456	330,499	25,417,937
GREIG WOODRING	299,206,893	1,480,523	342,647	25,417,937

2.The proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021 was approved based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
322,627,823	3,560,858	259,319	—

3.The proposal to consider and approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement was approved based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
289,326,420	11,175,536	528,107	25,417,937

Item 9.01     Financial Statements and Exhibits

Exhibit No.

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hartford Financial Services Group, Inc.

May 20, 2021	By:	/s/ Donald C. Hunt
Name: Donald C. Hunt
Title: Corporate Secretary